Filed pursuant to Rule 497(e)
File Nos. 033-73792 and 811-08270

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

Rainier Small/Mid Cap Equity Fund
(Original Class Shares – RIMSX)
(Institutional Class Shares – RAISX)

Rainier Mid Cap Equity Fund
(Original Class Shares – RIMMX)
(Institutional Class Shares – RAIMX)

Rainier Large Cap Equity Fund
(Original Class Shares – RIMEX)
(Institutional Class Shares – RAIEX)

SUPPLEMENT DATED JUNE 2, 2017 TO THE
SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION DATED JULY 29, 2016

The Board of Trustees of Rainier Investment Management Mutual Funds has approved proposals that would reorganize each of the following Rainier Funds into corresponding funds that are part of the Hennessy Funds Trust:

Rainier Fund		Hennessy Fund
Rainier Small/Mid Cap Equity Fund	à	Hennessy Cornerstone Mid Cap 30 Fund
Rainier Mid Cap Equity Fund	à	Hennessy Cornerstone Mid Cap 30 Fund
Rainier Large Cap Equity Fund	à	Hennessy Cornerstone Large Cap Growth Fund

Hennessy Fund Advisors, Inc. is the investment adviser for each Hennessy Fund.

Completion of the proposed reorganization for each Rainier Fund is subject to approval by the shareholders of that Fund.  Each proposed reorganization would be a tax-free reorganization and, if approved by shareholders, could be completed during the third quarter of 2017.  Proxy materials related to a special meeting of shareholders of each Fund are expected to be sent to shareholders in July or August 2017.  Those materials will describe the proposed reorganizations in more detail and the reasons for the Board’s approval.  Shareholders should watch for the arrival of those important materials.

Please contact the Fund at 1-800-248-6314 or your financial advisor if you have questions or need assistance.

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Please retain this supplement for future reference.

June 2, 2017